UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10593

Morgan Stanley Institutional Fund of Hedge Funds LP

(Exact name of Registrant as specified in Charter)

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Barry Fink, Esq.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

(Name and address of agent for service)

COPY TO:

Leonard B. Mackey, Jr., Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

[LOGO] Morgan Stanley

ITEM 1. REPORTS TO STOCKHOLDERS. The Registrant’s semi-annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

MORGAN STANLEY

INSTITUTIONAL FUND OF HEDGE

FUNDS LP

Financial Statements (Unaudited)

For the Period from January 1, 2006 to

June 30, 2006

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Financial Statements (Unaudited)

For the Period from January 1, 2006 to June 30, 2006

Contents

Financial Statements (Unaudited)

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Assets, Liabilities and Partners’ Capital (Unaudited)

June 30, 2006

Assets
Investments in investment funds, at fair value (cost $1,756,511,818)	$2,061,713,413
Short-term investments (cost $962,607)	962,607
Receivable for investments sold	198,623,166
Prepaid investments in investment funds	135,000,000
Due from Morgan Stanley Institutional Cayman Fund LP	89,278
Receivable for withholding taxes	2,643
Other assets	35,128

Total assets	2,396,426,235

Liabilities
Line of credit payable	89,000,000
Subscriptions received in advance	44,853,947
Payable for partner redemptions	4,284,014
Management fee payable	3,095,433
Directors’ fee payable	1,174
Accrued expenses and other liabilities	528,656

Total liabilities	141,763,224

Net assets	$2,254,663,011

Partners’ capital
Represented by:
Net capital	$1,909,465,896
Accumulated net investment loss	(6,607,585)
Accumulated net realized gain from investments	46,603,105
Accumulated net unrealized appreciation on investments	305,201,595

Total partners’ capital	$2,254,663,011

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Operations (Unaudited)

For the Period from January 1, 2006 to June 30, 2006

Investment income
Interest	$796,860

Expenses
Management fees	6,015,770
Accounting, administration and tax fees	737,371
Custody fees	209,498
Insurance expense	120,097
Professional fees	105,000
Interest expense	23,748
Directors’ fees	14,708
Other	178,253

Total expenses	7,404,445

Net investment loss	(6,607,585)

Realized and unrealized gain from investments:
Net realized gain from investments in investment funds	46,603,105
Net change in unrealized appreciation/depreciation on investments in investment funds	80,613,665

Net realized and unrealized gain from investments	127,216,770

Net increase in partners’ capital resulting from operations	$120,609,185

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statements of Changes in Partners’ Capital

	General Partner	Limited Partners	Total
Partners’ capital at December 31, 2004	$26,141,687	$1,691,273,243	$1,717,414,930

For the year ended December 31, 2005
Increase (decrease) in partners’ capital:
From operations
Net investment loss	(149,662)	(10,270,686)	(10,420,348)
Net realized gain from investments	1,107,147	77,209,894	78,317,041
Net change in unrealized appreciation/depreciation on investments	640,893	45,338,129	45,979,022

Net increase in partners’ capital resulting from operations	1,598,378	112,277,337	113,875,715

From partners’ capital transactions
Partner subscriptions	—	246,825,450	246,825,450
Partner redemptions	(2,000,000)	(75,046,103)	(77,046,103)
Reallocation of performance incentive	92,443	(92,443)	—

Net increase (decrease) in partners’ capital from capital transactions	(1,907,557)	171,686,904	169,779,347

Total increase (decrease) in partners’ capital	(309,179)	283,964,241	283,655,062

Partners’ capital at December 31, 2005	$25,832,508	$1,975,237,484	$2,001,069,992

For the period from January 1, 2006 to June 30, 2006 (Unaudited)
Increase (decrease) in partners’ capital:
From operations
Net investment loss	$(81,994)	$(6,525,591)	$(6,607,585)
Net realized gain from investments	569,878	46,033,227	46,603,105
Net change in unrealized appreciation/depreciation on investments	1,026,989	79,586,676	80,613,665

Net increase in partners’ capital resulting from operations	1,514,873	119,094,312	120,609,185

From partners’ capital transactions
Partner subscriptions	—	141,330,906	141,330,906
Partner redemptions	—	(8,347,072)	(8,347,072)
Reallocation of performance incentive	7,180	(7,180)	—

Net increase in partners’ capital from capital transactions	7,180	132,976,654	132,983,834

Total increase in partners’ capital	1,522,053	252,070,966	253,593,019

Partners’ capital at June 30, 2006	$27,354,561	$2,227,308,450	$2,254,663,011

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Cash Flows (Unaudited)

For the Period from January 1, 2006 to June 30, 2006

Cash flows from operating activities
Net increase in partners’ capital resulting from operations	$120,609,185
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation/depreciation on investments in investment funds	(80,613,665)
Net realized gain from investments in investment funds	(46,603,105)
Purchase of investments in investment funds	(625,099,105)
Proceeds from sales of investments in investment funds	397,637,236
Decrease in short-term investments	41,019,134
Increase in receivable for investments sold	(16,172,768)
Increase in prepaid investments in investment funds	(32,661,110)
Increase in due from Morgan Stanley Institutional Cayman Fund LP	(89,278)
Increase in receivable for withholding taxes	(2,643)
Decrease in due from broker	14,506,053
Decrease in other assets	127,140
Increase in management fee payable	342,831
Decrease in directors’ fee payable	(4,826)
Decrease in accrued expenses and other liabilities	(33,655)

Net cash used in operating activities	(227,038,576)

Cash flows from financing activities
Proceeds from partner subscriptions	186,184,853
Proceeds from advances on line of credit	89,000,000
Payments for partner redemptions	(48,146,277)

Net cash provided by financing activities	227,038,576

Net change in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$—

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited)

June 30, 2006

Description	First Acquisition Date	Cost	Fair Value		Percent of Partners’ Capital	First Available Redemption Date*	Liquidity**
Investment Funds

Convertible Arbitrage
KBC Convertible Opportunities Fund L.P.	7/1/2002	$486,741	$485,850		0.02%	N/A	Quarterly
Lydian Partners II L.P.	7/1/2002	23,750,000	32,475,820		1.44	N/A	Quarterly

Total Convertible Arbitrage		24,236,741	32,961,670		1.46

Distressed
Avenue Asia Investments, L.P.	7/1/2002	18,100,000	28,355,234		1.26	N/A	Annually
Avenue Europe Investments, L.P.	8/1/2004	38,000,000	43,078,768		1.91	N/A	Quarterly
ORN European Distressed Debt Fund LLC	11/1/2003	32,631,840	37,144,611		1.65	N/A	Quarterly

Total Distressed		88,731,840	108,578,613		4.82

Equity Long/Short - High Hedge
FrontPoint Healthcare Fund, L.P.	5/1/2003	22,000,000	26,692,814		1.18	N/A	Quarterly
Highbridge Long/Short Equity Fund, L.P.	1/1/2005	29,000,000	31,065,292		1.38	N/A	Quarterly

Total Equity Long/Short - High Hedge		51,000,000	57,758,106		2.56

Equity Long/Short - Opportunistic
Atlas Capital (Q.P.), L.P.	8/1/2004	27,000,000	29,792,044		1.32	N/A	Quarterly
Delta Institutional, LP	3/1/2004	47,400,000	67,263,682		2.98	N/A	Quarterly
Elm Ridge Capital Partners, L.P.	7/1/2004	14,000,000	15,412,983		0.68	N/A	Quarterly
Gotham Asset Management (U.S.), L.P.	8/1/2003	1,999,839	2,414,453		0.11	N/A	Annually
Karsch Capital II, LP	5/1/2004	34,000,000	38,264,895		1.70	N/A	Quarterly
Lancer Partners, L.P.	7/1/2002	15,625,000	—	(a)	0.00	N/A	(b)
Lansdowne Global Financials Fund, L.P.	10/1/2004	52,000,000	69,562,086		3.08	N/A	Monthly
Tiger Global, L.P.	1/1/2003	18,500,000	25,047,230		1.11	N/A	Annually
Value Partners China Hedge Fund LLC	2/1/2005	8,000,000	9,696,823		0.43	N/A	Monthly
Visium Balanced Fund, L.P.	12/1/2005	50,000,000	54,451,339		2.42	11/30/2006	Quarterly

Total Equity Long/Short - Opportunistic		268,524,839	311,905,535		13.83

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2006

Description	First Acquisition Date	Cost	Fair Value		Percent of Partners’ Capital	First Available Redemption Date*	Liquidity**
Investment Funds (continued)

Event Driven Credit
Fir Tree Recovery Fund, L.P.	7/1/2002	$3,721,281	$5,369,006		0.24%	N/A	2 Years
Plainfield Special Situations Onshore Feeder Fund LP	8/1/2005	30,000,000	34,028,762		1.51	7/31/2006	Quarterly

Total Event Driven Credit		33,721,281	39,397,768		1.75

Fixed Income Arbitrage
Endeavour Fund I LLC	3/1/2004	49,450,000	53,588,482		2.37	N/A	Quarterly
Oak Hill CCF Partners, L.P.	2/1/2005	55,000,000	59,921,360		2.66	N/A	Monthly

Total Fixed Income Arbitrage		104,450,000	113,509,842		5.03

Macro
Brevan Howard L.P.	8/1/2004	68,000,000	73,920,141		3.28	N/A	Monthly
Peloton Multi- Strategy Fund, LP	6/1/2006	38,500,000	38,719,450		1.72	5/31/2007	Quarterly

Total Macro		106,500,000	112,639,591		5.00

Merger/Risk Arbitrage
Deephaven Event Fund LLC	1/1/2006	75,000,000	80,618,256		3.58	N/A	Quarterly

Total Merger/Risk Arbitrage		75,000,000	80,618,256		3.58

Mortgage Arbitrage
Ellington Mortgage Partners, L.P.	7/1/2002	45,750,000	63,442,409		2.81	N/A	Annually
Highland Spectrum Fund, LP	4/1/2006	50,427,065	52,001,082		2.31	3/31/2007	Quarterly
Metacapital Fixed Income Relative Value Fund, L.P.	7/1/2003	17,068,344	17,473,652		0.78	N/A	Quarterly
New Ellington Credit Partners, LP	2/1/2006	60,000,000	63,572,534		2.82	1/31/2007	Quarterly
Safe Harbor Fund, L.P.(c)	7/1/2002	18,750,000	8,800,416	(a)	0.39	N/A	(b)
Structured Servicing Holdings, L.P.	7/1/2002	17,825,940	28,224,325		1.25	N/A	Monthly

Total Mortgage Arbitrage		209,821,349	233,514,418		10.36

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2006

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	First Available Redemption Date*	Liquidity**
Investment Funds (continued)

Multi-Strategy
Amaranth Partners L.L.C.	11/1/2004	$92,000,000	$123,623,376	5.48%	N/A	Annually
Citadel Wellington LLC	7/1/2002	76,250,000	106,242,442	4.71	N/A	3 Years & Quarterly
D.E. Shaw Composite Fund, L.L.C.	9/1/2005	100,171,336	108,947,479	4.83	N/A	Quarterly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2004	34,000,000	43,755,810	1.94	N/A	Quarterly
HBK Fund L.P.	7/1/2002	94,161,677	116,141,000	5.15	N/A	Quarterly
OZ Domestic Partners, L.P.	7/1/2002	37,500,000	60,297,281	2.67	N/A	Annually
Polygon Global Opportunities Fund LP	7/1/2005	105,000,000	122,008,381	5.41	N/A	Quarterly
Q Funding III, L.P.	7/1/2002	9,912,040	19,516,422	0.87	6/30/2009(d)	3 Years

Total Multi- Strategy		548,995,053	700,532,191	31.06

Other Arbitrage
Laxey Investors L.P.	9/1/2004	36,000,000	42,169,661	1.87	N/A	Monthly
Western Investment Activism Partners LLC	1/1/2006	42,124,131	43,612,067	1.93	N/A	Monthly

Total Other Arbitrage		78,124,131	85,781,728	3.80

Relative Value Credit
Artesian GMSCAF (Onshore) Series LP - OP2	2/1/2006	21,626,034	22,227,530	0.99	N/A	Quarterly
Mariner - Credit Risk Advisors Relative Value Fund, LP	9/1/2003	13,000,000	16,212,825	0.72	N/A	Quarterly
Par IV Fund, L.P.	11/1/2004	12,000,000	13,951,515	0.62	NA	Quarterly
Solent Relative Value Credit Fund L.P.	11/1/2004	34,000,000	35,447,928	1.57	N/A	Quarterly
Trilogy Financial Partners, L.P.	1/1/2003	25,000,000	31,131,982	1.38	N/A	Quarterly

Total Relative Value Credit		105,626,034	118,971,780	5.28

Restructurings and Value
Empyrean Capital Fund, LP	7/1/2004	17,218,296	18,240,234	0.81	N/A	Quarterly

Total Restructurings and Value		17,218,296	18,240,234	0.81

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2006

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	First Available Redemption Date*	Liquidity**
Investment Funds (continued)

Statistical Arbitrage
Thales Fund, L.P.	7/1/2002	$44,562,254	$47,303,681	2.10%	N/A	Quarterly

Total Statistical Arbitrage		44,562,254	47,303,681	2.10

Total Investments in Investment Funds		1,756,511,818	2,061,713,413	91.44

Short-Term Investments
State Street Euro Dollar Time Deposit 1.80% due 07/03/06		962,607	962,607	0.04

Total Short-Term Investments		962,607	962,607	0.04

Total Investments in Investment Funds and Short-Term Investments		$1,757,474,425	2,062,676,020	91.48

Other Assets, less Liabilities			191,986,991	8.52

Total Partners’ Capital			$2,254,663,011	100.00%

Detailed information about the Investment Funds’ portfolios is not available.

*	From original investment date. Subsequent tranches may have lock-ups that extend beyond June 30, 2006.
**	Available frequency of redemptions after initial lock-up period
N/A	Initial lock-up period has either expired on or prior to June 30, 2006 or Investment Fund did not have an initial lock-up period.
(a)	Fair valued by the Adviser. See discussion in Note 2 to the financial statements.
(b)	Liquidity restricted. See discussion of Note 2 to the financial statements.
(c)	In liquidation. See discussion in Note 2 to the financial statements.
(d)	Based on agreement with the underlying fund’s investment manager, if the investment becomes greater than 8% of the Partnership’s net assets, the Partnership may elect to redeem as of the next available month end date in an amount sufficient to bring the investment’s value to below 8% of the Partnership’s net assets.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2006

Strategy Allocation	Percent of Partners’ Capital
Multi-Strategy	31.06%
Equity Long/Short - Opportunistic	13.83
Mortgage Arbitrage	10.36
Relative Value Credit	5.28
Fixed Income Arbitrage	5.03
Macro	5.00
Distressed	4.82
Other Arbitrage	3.80
Merger/Risk Arbitrage	3.58
Equity Long/Short - High Hedge	2.56
Statistical Arbitrage	2.10
Event Driven Credit	1.75
Convertible Arbitrage	1.46
Restructurings and Value	0.81
Short-Term Investments	0.04

Total Investments in Investment Funds and Short-Term Investments	91.48%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited)

June 30, 2006

1. Organization

Morgan Stanley Institutional Fund of Hedge Funds LP (the “Partnership”) was organized under the laws of the State of Delaware as a limited partnership on November 6, 2001 pursuant to an Amended and Restated Agreement of Limited Partnership (as it may be amended, modified or otherwise supplemented from time to time, the “Agreement”) and commenced operations on July 1, 2002. The Partnership is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Partnership’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies. Investments of the Partnership are selected opportunistically from a wide range of Investment Funds in order to create a broad-based portfolio of such Investment Funds while seeking to invest in compelling investment strategies and with promising Investment Managers at optimal times. The Partnership may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Partnership’s general partner (the “General Partner”) subject to the ultimate supervision of, and subject to any policies established by, the Partnership’s Board of Directors (the “Board”). The General Partner has claimed an exemption from registration as a commodity pool operator with the National Futures Association (“NFA”) in connection with the Partnership. Morgan Stanley AIP GP LP, the general partner of the General Partner, serves as the Partnership’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Partnership, subject to the supervision of the Board. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and has claimed an exemption from registration as a commodity trading adviser with the NFA in connection with the Partnership. The General Partner and the Adviser are affiliates of Morgan Stanley. The Partnership has no fixed termination date and will continue unless the Partnership is otherwise terminated under the terms of the Agreement or unless and until required by law.

The Board has overall responsibility for monitoring and overseeing the Partnership’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Partnership or the Adviser.

Limited partnership interests of the Partnership (the “Interests”) are generally available to be issued at the beginning of each calendar quarter, unless otherwise determined at the discretion of the General Partner. Additional subscriptions for Interests by eligible investors are accepted into the Partnership at net asset value. The Partnership may from time to time offer to repurchase Interests (or portions of them) at net asset value pursuant to written tenders made by a limited partner of the Partnership (a “Limited Partner”). Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion.

Each repurchase offer by the Partnership is made with respect to Interests representing 5%-25% of the current net asset value of the Partnership. Subject to the approval of the Board, the Partnership makes such offers to repurchase Interests (or portions of them) from Limited Partners quarterly on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In general, the Partnership initially pays at least 90% of the estimated value of the repurchased Interests (or portions of them) to Limited Partners within 30 days after the value of the Interests to be repurchased is determined, and the remaining amount is paid out promptly after completion of the annual audit of the Partnership and preparation of the Partnership’s audited financial statements.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Partnership in preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the General Partner and Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Portfolio Valuation

The net asset value of the Partnership is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

At June 30, 2006, 99.95% of the Partnership’s portfolio was comprised of investments in Investment Funds. The remainder of the portfolio was invested in a Eurodollar time deposit. The Board has approved procedures pursuant to which the Partnership values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Partnership’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by the Investment Fund’s investment manager from time to time, usually monthly. Such valuations are generally net of management and performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements and offering memoranda. The Partnership’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. Where no fair value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Agreement, the Adviser values the Partnership’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Partnership investments may differ significantly from the values that would have been used had a ready market for the investments held by the Partnership been available.

The Partnership’s investment in Lancer Partners, L.P. (“Lancer”), an Investment Fund, was fair valued in good faith by the Adviser as of June 30, 2006 at a value of $0. The manager of Lancer has failed to deliver audited financial statements for Lancer for 2001, 2002, 2003, 2004 and 2005. In February 2003, the General Partner initiated a legal action against Lancer and its manager in the Superior Court of the State of Connecticut for access to the full books and records of Lancer. Subsequently, Lancer filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The General Partner is a member of the creditors committee formed as part of that proceeding. On July 8, 2003, the United States Securities and Exchange Commission (“SEC”) instituted a civil action against Lancer, Lancer Management Group, LLC, Lancer Management Group II, LLC (Lancer’s general partner and fund manager, referred to with Lancer Management Group, LLC as “Lancer Management”), Michael Lauer (the principal of Lancer Management) as well as against other entities affiliated with Lauer. The SEC alleges that Lauer and Lancer Management made fraudulent misrepresentations to investors by, among other things, overstating the value of the funds and manipulating the price of shares of some of the companies in which Lancer invested. The SEC obtained a temporary restraining order which appointed a receiver for Lancer Management and granted other relief against Lancer Management and Lauer, while deferring to the bankruptcy court with respect to Lancer. Subsequently, the receiver advised the bankruptcy court that it was now in control of Lancer, that Lauer would not be contesting the preliminary injunction sought by the SEC, and that Lauer had agreed not to take any further action with respect to Lancer. It is anticipated that the receiver will evaluate the financial status of Lancer and, in consultation with the creditor and equity committees in the bankruptcy proceeding, propose a plan for winding up Lancer. The Partnership will continue to pursue its rights with regard to the bankruptcy action.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

The Partnership’s investment in Safe Harbor Fund, L.P. (“Safe Harbor”), an Investment Fund, was fair valued in good faith by the Adviser as of June 30, 2006 at a value of $8,800,416, representing 0.39% of partners’ capital. Safe Harbor, formerly managed by Beacon Hill Asset Management LLC, was placed into receivership by order of the U.S. Federal District Court, Southern District of New York (the “District Court”), on September 16, 2003. Safe Harbor, along with two other funds, is a feeder fund of Beacon Hill Master, Ltd. (In Official Liquidation) (“Beacon Hill Master”). On January 30, 2004, the Grand Court of the Cayman Islands (the “Grand Court”) entered an order appointing two Joint Official Liquidators (the “JOLs”) of Beacon Hill Master. One of the JOLs also serves as receiver for Safe Harbor. On November 10, 2005, the Grand Court issued directions that Beacon Hill Master should distribute its assets to its feeder funds according to the “Averaging Methodology,” which is based on an average of historical and restated NAVs. The receiver for Safe Harbor, the JOLs and the SEC are collectively working to draft a motion for a plan of distribution, to be approved by the District Court, that adopts the Averaging Methodology for the distribution of the assets of Beacon Hill Master and Safe Harbor. The Adviser has determined that the Averaging Methodology is the appropriate method to use as the basis for the fair value of the Partnership’s investment in Safe Harbor and has so valued such investment as of June 30, 2006. The ultimate value of the Partnership’s investment in Safe Harbor will not be determined until a final distribution methodology in respect of Safe Harbor is approved by the District Court and any potential liabilities associated with Safe Harbor and Beacon Hill Master are resolved. In particular, Safe Harbor’s fair value does not reflect any potential liabilities associated with either the liquidation of Beacon Hill Master or any pending action against Safe Harbor, Beacon Hill Master, their former investment manager or any party with a potential indemnification claim that succeeds against Safe Harbor or Beacon Hill Master.

Fair Value of Financial Instruments

The fair value of the Partnership’s assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Values of Financial Instruments,” approximates the carrying amounts presented in the Statement of Assets, Liabilities and Partners’ Capital.

Income Recognition and Expenses

The Partnership recognizes interest income on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in Investment Funds’ net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Redemptions received, whether in the form of cash or securities, are applied as a reduction of the Investment Fund’s cost, and realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Net profits or net losses of the Partnership for each of its fiscal periods are allocated among and credited to or debited against the capital accounts of all Limited Partners and the General Partner (collectively, the “Partners”) as of the last day of each month in accordance with the Partners’ investment percentages as of the first day of each month. Net profits or net losses are measured as the net change in the value of the net assets of the Partnership, including any net change in unrealized appreciation or depreciation on investments, income (net of accrued expenses) and realized gains or losses, before giving effect to any repurchases by the Partnership of Interests or portions of Interests.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Reclassifications

Certain prior year amounts reflect reclassifications to conform to the current year presentation.

Short-Term Investments

The Partnership treats all highly liquid financial instruments that have original maturities within 60 days of acquisition as short-term investments. Short-term investments are valued at cost plus accrued interest, which approximates fair value. Short-term investments are invested overnight in a short-term time deposit with the Partnership’s custodian, State Street Bank and Trust Company (“State Street”).

Income and Withholding Taxes

No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Partners is to include its respective share of the Partnership’s realized profits or losses in its individual tax returns.

The Partnership is required to withhold U.S. tax from U.S. source dividends and effectively connected income allocable to its foreign partners and to remit those amounts to the U.S. Internal Revenue Service. The rate of withholding is generally the rate at which the particular foreign partner is subject to U.S. federal income tax. The foreign partners are obligated to indemnify the Partnership for any taxes that the Partnership is required to withhold as well as any interest or penalties.

If the Partnership is required to withhold U.S. or other applicable foreign tax with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of the Partnership or the General Partner, will cause the amount of the obligation to be debited against the capital account of the Partner when the Partnership pays the obligation , and any amounts then or in the future distributable to the Partner will be reduced by the amount of the taxes. If the amount of the taxes is greater than any distributable amounts, then the Partner and any successor to the Partner’s Interest or portion of an Interest will pay to the Partnership as a capital subscription, upon demand by the General Partner, the amount of the excess.

For the period from January 1, 2006 to June 30, 2006, the Partnership withheld and paid taxes of $1,497,335. $1,405,414 is included in partner redemptions in the Statement of Changes in Partners’ Capital. This amount was specifically allocated to the capital accounts of the foreign partners who incurred the withholding. $91,921 is due to the Partnership from former Partners and is included in due from Morgan Stanley Institutional Cayman Fund LP and receivable for withholding taxes in the Statement of Assets, Liabilities and Partners’ Capital.

Limitation of Limited Partner Liability

Generally, except as provided under applicable law or under the Agreement, a Limited Partner shall not be liable for the Partnership’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Limited Partner, plus such Limited Partner’s share of undistributed profits and assets. Subject to applicable law, a Limited Partner may be obligated to return to the Partnership certain amounts distributed to the Limited Partner.

3. Management Fee, Performance Incentive, Related Party Transactions and Other

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”), as amended, between the Adviser and the Partnership, the Adviser receives a management fee for services provided to the Partnership, calculated and paid monthly at a rate of 0.046% (0.55% on an annualized basis) of the Partnership’s net assets as of the end of business on the last business day of each month, before adjustment for any redemptions effective on that day. For the period from

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

3. Management Fee, Performance Incentive, Related Party Transactions and Other (continued)

January 1, 2006 to June 30, 2006, the Partnership incurred management fees of $6,015,770, of which $3,095,433 was payable to the Adviser at June 30, 2006. For the year ended December 31, 2005, the Partnership incurred management fees of $10,308,415, of which $2,752,602 was payable to the Adviser at December 31, 2005.

Under the terms of the Agreement, as amended, the General Partner’s “Performance Incentive” for each Incentive Period, as defined in the Agreement, is equal to 10% of the amount, if any, of: (1) the net profits allocated to each Limited Partner’s capital account for the Incentive Period in excess of any net losses so allocated for such Incentive Period; above (2) the greater of (a) the Limited Partner’s Hurdle Rate Amount (as defined below) for the Incentive Period or (b) the Loss Carryforward Amount(s), as defined in the Agreement, applicable to the Limited Partner’s capital account. With respect to each Limited Partner for each Incentive Period, the Performance Incentive allocated to the General Partner initially will not exceed 1.75% of the Limited Partner’s ending capital account balance for that Incentive Period, as determined prior to the deduction of the Performance Incentive.

The Partnership’s “Hurdle Rate” for a given Incentive Period is equal to 5% per annum plus the rate of return achieved by the Citi Three-Month U.S. Treasury Bill Index over the same Incentive Period. A Limited Partner’s “Hurdle Rate Amount” for a given Incentive Period is equal to the Hurdle Rate calculated for a given Incentive Period multiplied by the Limited Partner’s capital account balance as of the beginning of that Incentive Period. The Hurdle Rate is not cumulative and resets for each Incentive Period at the beginning of each such Incentive Period. The Performance Incentive is debited from each Limited Partner’s capital account and credited to the General Partner’s capital account at the end of each such Incentive Period. During the period from January 1, 2006 to June 30, 2006 and during the year ended December 31, 2005, the Performance Incentive earned was $7,180 and $92,443, respectively, and is included in the Statements of Changes in Partners’ Capital.

Had the most recent Incentive Period ended on June 30, 2006, the Performance Incentive earned by the General Partner for the period from January 1, 2006 to June 30, 2006 would have been $2,319,062. This amount has not yet been reallocated to the General Partner. This amount may be reallocated to the General Partner in the future and is based on the net profits allocated to each Limited Partner’s capital account for the period from January 1, 2006 to June 30, 2006, and does not take into account any future changes in the net profits of the Limited Partners during the remainder of the Incentive Period. The net profits for the full Incentive Period may be different from these profits reflected in the accompanying financial statements and such differences could be material.

State Street provides accounting and administrative services to the Partnership. Under an administrative services agreement, State Street is paid an administrative fee computed and payable monthly at an annual rate of 0.0650% of the Partnership’s average monthly net assets subject to an annual minimum of $158,400. In addition, the Partnership is charged for certain reasonable out-of-pocket expenses incurred by State Street on its behalf.

State Street also serves as the Partnership’s custodian. Custody fees are payable monthly based on assets held in custody and investment purchases and sales activity, plus reimbursement for certain reasonable out-of-pocket expenses.

At June 30, 2006, there was one Limited Partner, unaffiliated with Morgan Stanley, with a capital balance that represented approximately 51% of the Partnership’s capital and another Limited Partner, unaffiliated with Morgan Stanley, that invested in the Partnership indirectly through a related limited partnership, which had a capital balance that represented approximately 16% of the Partnership’s capital.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Partnership invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to,

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

4. Financial Instruments with Off-Balance Sheet Risk (continued)

short selling activities, written option contracts, and equity swaps. The Partnership’s risk of loss in these Investment Funds is limited to the value of these investments as reported by the Partnership.

Options

The Partnership may utilize options and “synthetic” options written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter markets. Options are valued based on market values provided by dealers. When options are purchased over-the-counter, the Partnership bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Adviser may have difficulty closing out the Partnership’s position. Over-the-counter options also may include options on “baskets” of specific securities.

The Partnership may purchase call and put options on specific securities for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option.

The Partnership may purchase call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indices will be subject to the Adviser’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks. There were no option contracts outstanding as of June 30, 2006.

Swap Agreements

The Partnership may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in an attempt to obtain a particular return when the Adviser determines appropriate, possibly at a lower cost than if the Partnership had invested directly in the investment or instrument. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, in the value of an Investment Fund, or in a “basket” of securities representing a particular index. Effective January 1, 2004, the Partnership adopted the method of accounting for interim payments on swap contracts in accordance with clarification provided by the SEC to registered investment companies. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets, Liabilities and Partners’ Capital. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

Most swap agreements entered into by the Partnership require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations or rights under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

4. Financial Instruments with Off-Balance Sheet Risk (continued)

Swap Agreements (continued)

Swaps are valued based on market values provided by dealers. The Partnership is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Partnership is contractually obligated to make. If the other party to a swap defaults, the Partnership’s risk of loss consists of the net amount of payments that the Partnership contractually is entitled to receive, which may be different from the amounts recorded in the Statement of Assets, Liabilities and Partners’ Capital.

The unrealized appreciation (depreciation), rather than the contract amount, represents the approximate future cash to be received or paid, respectively.

As of June 30, 2006, there were no swap contracts outstanding.

5. Line of Credit

Effective April 28, 2006, the Partnership entered into a credit agreement with State Street Bank and Trust Company for a revolving line of credit (the “Facility”). The maximum availability under the Facility is $150,000,000, as defined in the credit agreement. The interest rate on the borrowings is the current Federal Funds Target Rate plus 1.00%. Under the terms of the Facility, borrowings are repayable within 180 days of the initial date of advance. At June 30, 2006, $89,000,000 was outstanding against the Facility. For the period from April 28, 2006 to June 30, 2006, the Partnership incurred interest expense of $23,748 in connection with the Facility. Borrowings are secured by investments in Investment Funds. The Facility subjects the Partnership to various financial covenants. Management has determined that the Partnership is in compliance with the covenants as of June 30, 2006 and for the period from April 28, 2006 to June 30, 2006. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Weighted Average Balance	Weighted Average Rate
3	$45,666,667	6.24%

6. Receivable for Investments Sold

As of June 30, 2006, $198,623,166 was due to the Partnership from fourteen Investment Funds, none of which are related parties. The receivable amount represents the fair value of each investment in Investment Funds net of management fees and incentive fees/allocations.

7. Contractual Obligations

The Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Investments in Investment Funds

As of June 30, 2006, the Partnership invested primarily in Investment Funds, none of which are related parties of Morgan Stanley. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners in the form of management fees ranging from 0.0% to 3.0% annually of net assets and performance incentive fees/allocations ranging from 15% to 30% of net profits earned.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

8. Investments in Investment Funds (continued)

At June 30, 2006, approximately 5.10% of the Partnership’s capital was invested in Investment Funds with remaining lock-ups extending beyond one year from June 30, 2006.

Prepaid investments in Investment Funds represent amounts transferred to Investment Funds prior to period-end relating to investments to be made effective July 1, 2006, pursuant to each Investment Fund’s operating agreements.

For the period from January 1, 2006 to June 30, 2006, aggregate purchases and proceeds from sales of investments in Investment Funds were $625,099,105 and $397,637,236, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Partnership from the Investment Funds. The allocated taxable income or loss is reported to the Partnership by the Investment Funds on Schedule K-1s. Such tax adjustments for the year ending December 31, 2006 will be made once the Partnership has received all 2006 Schedule K-1s from the Investment Funds.

9. Financial Highlights

The following represents ratios to average Limited Partners’ capital and other financial highlights information for Limited Partners. The calculations below are not annualized for periods less than one year.

	For the Period from January 1, 2006 to June 30, 2006		For the Year Ended December 31, 2005	For the Year Ended December 31, 2004 (e)	For the Year Ended December 31, 2003	For the Period from July 1, 2002 (a) to December 31, 2002
Total return - prior to Performance Incentive	5.87%		6.11%	5.58%	10.61%	(0.67%)
Performance Incentive	0.00	(c)	0.00 (c)	0.00 (c)	(0.67)	(0.00	)(c)

Total return - net of Performance Incentive(b)	5.87	%(h)	6.11%	5.58%	9.94%	(0.67%)

Ratio of total expenses to average Limited Partners’ capital(d)	0.34%		0.67%	0.92%	1.04%	0.55%
Performance Incentive to average Limited Partners’ capital	0.00	(c)	0.01	0.00 (c)	0.63	0.00	(c)

Ratio of total expenses and Performance Incentive to average Limited Partners’ capital(d)	0.34%		0.68%	0.92%	1.67%	0.55%

Ratio of net investment loss to average Limited Partners’capital(f)(g)	(0.31%)		(0.56%)	(0.87%)	(0.99%)	(0.51%)
Portfolio turnover	20%		34%	13%	13%	5%
Net assets at end of the period (000s)	$2,254,663		$2,001,070	$1,717,415	$1,096,799	$719,356

(a)	Commencement of operations.
(b)	Total return - net of Performance Incentive is calculated as the change in Limited Partners’ capital, adjusted for subscriptions and redemptions during the period, after Performance Incentive, if any, allocated to the General Partner.
(c)	Impact of Performance Incentive represented less than 0.005%.
(d)	Ratios do not reflect the Partnership’s proportionate share of the expenses of the Investment Funds.
(e)	As of January 1, 2004, the Partnership adopted the method of accounting for interim payments on swap contracts in accordance with clarification provided by the SEC to registered investment companies. The Partnership has reclassified interim payments made under total return swap agreements. These interim payments are reflected within net realized loss and net change in unrealized appreciation on swap contracts in the Statement of Operations; however, prior to January 1, 2004, these interim payments were reflected within interest expense in the Statement of Operations. The effect of this change for the year ended December 31, 2004 was to decrease the ratio of net investment loss to average Limited Partners’ capital and to decrease the ratio of total expenses to average Limited Partners’ capital by 0.05% and 0.05%, respectively.
(f)	Excludes impact of Performance Incentive.
(g)	Ratio does not reflect the Partnership’s proportionate share of the income and expenses of the Investment Funds.
(h)	Had the most recent Incentive Period ended on June 30, 2006, total return - net of Performance Incentive would have been 5.76%.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

9. Financial Highlights (continued)

The above ratios and total return have been calculated for the Limited Partners taken as a whole. An individual Limited Partner’s return and ratios may vary from these returns and ratios due to the timing of capital transactions and withholding tax allocation, as applicable.

10. Subsequent Events

From July 1, 2006 through August 11, 2006, the Partnership accepted approximately $159.4 million in additional subscriptions. The Partnership has also received tenders to repurchase Interests of approximately $1.7 million as of September 30, 2006.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Advisory Agreement, including the selection of Investment Funds for investment of the Partnership’s assets, allocation of the Partnership’s assets among, and monitoring performance of, Investment Funds, evaluation of risk exposure of Investment Funds and reputation, experience and training of investment managers of Investment Funds, management of short-term cash and operations of the Partnership, day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Partnership for investment. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the Advisory Agreement, including among other things, providing to the Partnership office facilities, equipment and personnel.

The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the investment advisory and administrative services to the Partnership. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Partnership. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Partnership, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Partnership’s performance for the one-year period ended November 30, 2005 and for the period from June 30, 2002 to November 30, 2005, as shown in a report (the “Lipper Report”) provided by Lipper, Inc., an independent provider of investment data. The Lipper Report showed the Partnership’s performance compared to the performance of a benchmark selected by the Adviser. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Partnership. The Board concluded that the Partnership’s performance was satisfactory.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds that had commenced operations with investment strategies comparable to those of the Partnership.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee and administrative fee rates (together, the “Management and Administrative Fee Rate”) and the total expense ratio of the Partnership as compared to the average Management and Administrative Fee Rate and the average total expense ratio for funds (the “expense peer group”) selected by Lipper, Inc., managed by other advisers, with investment strategies comparable to those of the Partnership, as shown in the Lipper Report. The Board concluded that the Partnership’s Management and Administrative Fee Rate and total expense ratio were competitive with those of its expense peer group.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Investment Advisory Agreement Approval (Unaudited) (continued)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Partnership’s management fee schedule under the Advisory Agreement and noted that the rate does not include any breakpoints. The Board considered that the Partnership would be closed to new investors effective July 2006. The Board concluded that economies of scale for the Partnership were not a factor that needed to be considered at the present time.

Profitability of Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Partnership and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Partnership.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Partnership and the Morgan Stanley Fund Complex. The Board considered the fall-out benefits to be minimal given the unique nature of the Partnership as a fund of hedge funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Partnership (“soft dollars”). The Board noted that the Partnership invests substantially all of its assets in Investment Funds and may invest in fixed income securities, neither of which generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

Historical Relationship Between the Partnership and the Adviser

The Board also reviewed and considered the historical relationship between the Partnership and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Partnership’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Partnership to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Partnership’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Partnership’s business.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Investment Advisory Agreement Approval (Unaudited) (continued)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Partnership and its shareholders to approve renewal of the Advisory Agreement for another year.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Partnership’s policies and procedures with respect to the voting of proxies relating to the Partnership’s Investment Funds; and (2) how the Partnership voted proxies relating to Investment Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Partnership at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Partnership also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Partnership’s first and third fiscal quarters on Form N-Q. The Partnership’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Partnership’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Partnership at 1-888-322-4675.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Directors

Michael Nugent, Chairman of the Board and Director

Michael Bozic

Charles A. Fiumefreddo

Edwin J. Garn

Wayne E. Hedien

James F. Higgins

Dr. Manuel H.

Johnson Joseph J. Kearns

Fergus Reid

Officers

Ronald E. Robison, President and Principal Executive Officer

Barry Fink, Vice President

Stefanie Chang Yu, Vice President

Cory Pulfrey, Vice President

Amy R. Doberman, Vice President

Carsten Otto, Chief Compliance Officer

James W. Garrett, Treasurer and Chief Financial Officer

Noel Langlois, Assistant Treasurer

Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02116

Independent Registered Public Accounting Firm

Ernst & Young LLP 5

Times Square New York,

New York 10036

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

[LOGO] Morgan Stanley

ITEM 2. CODE OF ETHICS. Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS. Refer to Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to a semi-annual report.

ITEM 8 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) New Portfolio Managers

This information is as of September 7, 2006.

Kevin Kuntz is an Executive Director of MSIM and, since joining Morgan Stanley Alternative Investment Partners on April 4, 2006, has been a portfolio manager for liquid markets portfolios, including, without limitation, Morgan Stanley Liquid Markets Fund I LP, Morgan Stanley Multi-Strategy Fund p.l.c., Morgan Stanley Liquid Markets Fund II LP, Morgan Stanley Institutional Fund of Hedge Funds LP, Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP, Morgan Stanley Opportunistic Fund LP, and Morgan Stanley Global Long/Short Fund LP, Alternative Investment Partners Absolute Return Fund, and the Partnership, Mr. Kuntz has nearly 20 years of financial industry experience. Before joining Morgan Stanley, Mr. Kuntz was a portfolio manager at Ramius HVB Partners LLC, a division of Ramius Capital LLC, where he was responsible for the long/short equity components for fund of hedge fund vehicles. Prior to that, he was portfolio manager and strategy head for long/short equity research at J.P. Morgan Alternative Asset Management. Prior to that, he worked in trading and risk management.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Morgan Stanley AIP GP LP (the “Adviser”) may receive fees from certain accounts that are higher than the fee it receives from Morgan Stanley Institutional Fund of Hedge Funds LP (the “Fund”), or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

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The following tables show information regarding accounts (other than the Fund) managed by the above named portfolio manager as of July 31, 2006.

Kevin Kuntz	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	Four	$3.40
Registered Investment Companies with performance incentive	Two	$3.36
Registered Investment Companies without performance incentive	Two	$0.04
Other Pooled Investment Vehicles	Six	$1.79
Other Accounts	Three	$1.81

(a)(2)(iv) Conflicts of Interests

THE ADVISER AND THE INVESTMENT MANAGERS

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser and may follow. Although the Adviser anticipates that the investment managers (“Investment Managers”) of the underlying funds of the Fund (the “Investment Funds”) will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. Similarly, the Adviser anticipates that each Investment Manager will consider participation by the Fund or an Investment Fund in which the Fund participates in all appropriate investment opportunities that are also under consideration for investment by the Investment Manager for Investment Funds and other accounts managed by the Investment Managers, other than the Fund (“Investment Manager Accounts”, and together with the Adviser Accounts, “Other Accounts”), that pursue investment programs similar to that of the Fund. There may be circumstances, however, under which the Adviser or Investment Manager will cause one or more Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser or Investment Manager will commit the Fund’s assets. There also may be circumstances under which the Adviser or Investment Manager will consider participation by Other Accounts in investment opportunities in which the Adviser or Investment Manager does not intend to invest on behalf of the Fund, or vice versa.

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The Adviser evaluates for the Fund and for the Other Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Other Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Fund differ from those of the Other Accounts. Accordingly, the future performance of the Fund and the Other Accounts will vary.

When the Adviser determines that it would be appropriate for the Fund and one or more Other Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or an Investment Manager for the Other Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund participates and/or the Other Accounts, thereby limiting the size of the Fund’s or an Investment Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Other Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Other Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Other Accounts, that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Other Accounts or the Fund.

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OTHER MATTERS

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Other Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Other Account to sell, or the Investment Fund to sell and an Other Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, Trustees, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Trustees, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, Trustees, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3) Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensations is applied across all accounts managed by the portfolio manager

Base salary compensation. Generally, portfolio managers receive base compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Components of discretionary compensation may include:

•	Cash Bonus;
•	Deferred Compensation

  Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards – a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards – a mandatory program that defers a portion of discretionary year-end compensation and notionally allocates it to designated funds advised by the Adviser or its affiliates. The awards are subject to vesting and other conditions;

•	Voluntary Deferred Compensation Plans – voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or )2) in Morgan Stanley stock units.

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Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors typically include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Alternative Investment Partners, a department within Morgan Stanley Investment Management that includes all investment professionals.

(a)(4) Securities Ownership of Portfolio Managers

(1)	As of July 31, 2006, Kevin Kuntz owned none of the securities in the Fund.

(2)	Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	(1) Code of Ethics is not applicable to semi-annual report.

(2) Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	President
Date:	September 8, 2006

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	September 8, 2006

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	September 8, 2006